UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004


                       ALLIANCE SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

                                    000-22594
                            (Commission File Number)

          Delaware                                      77-0057842
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
       incorporation)


                              2575 Augustine Drive
                       Santa Clara, California 95054-2914
             (Address of principal executive offices, with zip code)

                                 (408) 855-4900
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2004, Alliance Semiconductor Corporation issued a press release announcing its financial results for the second fiscal quarter ended September 30, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this form 8-K by reference.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press Release issued October 21, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ALLIANCE SEMICONDUCTOR CORPORATION



Date:  October 21, 2004         By: Ronald K. Shelton
                                   ----------------------------
                                    Ronald K. Shelton
                                    Chief Financial Officer and Vice President
                                    Finance and Administration